Exhibit 99.1

î • • • • • • • •

• • • • •

C - UAS UGV UAS/UAV C - UAS UGV UAS/UAV

• • • • •

• • • • • • •

• • • • •

577 2,447 10,585 • • • • • • • • • • •

• • • • •

• • • • • • • • • • • • • • •

• • • • Accelerate evolution to Systems of Systems provider leveraging autonomy at the core

Multi - Domain Robotics UAV (Aerial), UGV (Ground), UMV (Maritime), And UUV (Underwater) Across All Sizes And Scales

25 • • • • •

Ofid6s C6pit6l

• • • • • • • • • CUAS Aerial / Land ISR UGV Other

• • • • • • • • • • • •

2025 2035 • • • • • • • • •

• • • • • •

ONDAS

INTEGRATED AUTONOMY

DEFENSE. SECURITY. INTELLIGENCE.



AMERICAN ROBOTICS

Disclaimers

This presentation may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Ondas Inc. ("Ondas" or the "Company") cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company's actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, the risks discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC"), in the Company's Quarterly Reports on Form 10-Q filed with the SEC, and in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Information in this is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Non-GAAP Financial Measures

We believe that earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA margin, the non-GAAP financial measures contained in this presentation, facilitate analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, the Company's core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures used by other companies EBITDA and EBITDA margin should only be used as supplemental measures of our operating performance.

We believe that EBITDA and EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. Management uses EBITDA and EBITDA margin in making financial, operating and planning decisions and evaluating the Company's ongoing performance.

With respect to our financial target for 2030 EBITDA margin a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP target measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income prepared in accordance with GAAP, that would be required to produce such a reconciliation.

ONDAS

Leadership Team



Eric Brock

Founder, Chairman & CEO

Entrepreneur and investor with 30+ years experience. Driving the vision and strategic direction for our global growth program



Neil Laird

CFO & Treasurer

Senior finance leader with 25+ years in technology / public-company operations. Leading our financial operations



Patrick Huston

COO, General Counsel & Secretary

National security leader with 35+ years in military operations, technology and law. Former U.S. Army Brigadier General. Leading operational execution and compliance across Ondas



Oshri Lugassy

CO-CEO, OAS

Defense-tech executive with deep business development and operational experience. Driving our integrated autonomy roadmap and customer delivery

ONDAS



Our Vision

Building the next-generation of integrated Defense and Security autonomy

Delivering autonomous, unmanned and connected systems that power mission-critical operations worldwide

Building the infrastructure of resilience and intelligence that governments and industries trust to protect and perform

Targeting dual-use markets across defense, homeland security, public safety and critical infrastructure

COMBAT PROVEN

NDAA Compliant

BLUE UAS

ONDAS

Delivering Next Generation
Critical Defense & Security Solutions

Combat Proven Platforms

Defense & Security Infrastructure

Large, Fast Growing End Markets

Scalable Operating Platform

Strategic Growth Program

Listed

Nasdaq: ONDS

Employees

501[1]

Offices

West Palm Beach, FL
Baltimore, MD
Petah Tikva, Israel
Dubai, UAE
Sunnyvale, CA
Tallin, Estonia
New York, NY

ONDAS CAPITAL

Investment program to deploy $150 million to transition battle-tested unmanned and dual-use technologies from Ukraine into trusted U.S. and European delivery models

Strategic investment platform to leverage and expand Ondas' ecosystem



ONDAS AUTONOMOUS SYTEMS

Strategic investment platform to leverage and expand Ondas' ecosystem

American Robotics
Airobotics
Iron Drone
sentrycs
Roboteam
Apeiro Motion
Smart Demining
Insight Intelligent Sensors Ltd

Global leader in hyper-growth commercial drone market



(1) As of 2/8/2026

Recent **Highlights**

Strategy validated in 2025, poised for acceleration in 2026

Rapid Growth Profile	• Delivered record Q3 revenue of $10.1M, up 6× YoY • Pre-announced Q4 revenue of $27M-$29M up 6x YoY, Backlog increased to $65.3M (up from $10.0M in Jan. 2025) • **Raised FY26 revenue target to $170-$180m**
Enhanced Capital Strength	• Raised ~$1.8B in net proceeds since June 2025, providing significant balance sheet strength and supporting execution of multi-year strategic growth plans
Operational Execution & Scaling	• Expanding delivery of major customer programs across defense, homeland/border security, airports, and critical infrastructure • Scaling global operating platform—production, field services, sustainment, and international localization
Strategic Growth & Market Positioning	• Accelerating "Systems of Systems" evolution across air, ground, CUAS, sensors, and cyber • Ondas Capital launched to build a Technology Bridge linking Ukraine, the U.S., and European allied nations

Cycle Launched: It's Unmanned & Autonomous

Autonomous Weaponry & Unmanned Systems Usher in the Age of Asymmetric Warfare

Inexpensive attritable autonomous systems represent an existential threat to the western defense apparatus

Ondas is Moving Fast to Capitalizing on a Once-in-a-Generation Spending Shift

S-Curve adoption cycle kicks off, as defense budgets rise with an increasing focus on autonomy

Building a Scalable Operating Platform

Autonomous air and ground systems for defense, homeland security, critical infrastructure and public safety display rapid growth on the Ondas system of systems platform

Multi-Domain Leadership with Integrated Autonomy

Category-leading C-UAS, UAS, and UGV platforms are unified under a single command, control, and data architecture—enabling coordinated air-ground missions and higher-value, multi-layered solutions

Explosive Growth with Visibility

FY2025 revenue grew by 576% year-over-year, backlog expanded to ~$65M, and 2026 revenue is projected at **$170-180M**, supported by active national programs, multi-year contracts, and accelerating global demand

Capitalized to Consolidate, Scale and Win

With ~$1.5B(1) of cash and access to low-cost capital, Ondas has a structural advantage in a capital-constrained sector—enabling faster scaling, customer confidence, and disciplined M&A to accelerate leadership

Clear Path to Profitability and Scale Economics

Shared infrastructure and scaled manufacturing, create operating leverage. Target ~50% gross margins, positive EBITDA at the product-company layer in 2026, and a roadmap to a highly profitable global defense leader

(1) As of December 31, 2025, as adjusted for the Company's recent offering of approximately $1.0 billion

Transformation Launched in 2025

Advanced our Core + Strategic growth plan

- Evolved OAS into multi-domain autonomy platform
- Delivered record revenue growth exceeding targets and business development objectives
- Invested ahead of long-term growth to build operating leverage
- Launched and executed accretive investment and acquisition program
- Strengthened competitive position via balance sheet strength



AMERICAN ROBOTICS · AIROBOTICS · IRON DRONE · sentrycs · Roboteam · APEIRO MOTION · SMART DEMINING



Delivered on our Core + Strategic Growth Plan

~$117B Global TAM & ~$7.5B SAM

C-UAS, UAS, UGV Potential According to a research made by Frost & Sulivan for 2025-2030 and company estimations

TAM ~$117B


$51.6B
$15.8B
$49.6B
C-UAS
UGV
UAS/UAV

FROST & SULLIVAN

SAM ~$7.5B


$5B
$0.5B
$2B
C-UAS
UGV
UAS/UAV

Company Estimates

TAM is based on Frost & Sullivan forecasts for C-UAS, UAS, and UGV markets. C-UAS values are adjusted +35% from 2026 onward to reflect accelerated threat-driven demand in the U.S. and Europe. UAS includes only core military Groups 1–3. UGV values are extended using a ~6.3% CAGR. FY2030 figures are estimated. All values represent global procurement revenue.

Policy Response Creates Further Tailwinds

Regulation & Federal Spending Catalyze Autonomous Drone Adoption


UNLEASHING AMERICAN
DRONE DOMINANCE
DELIVERED BY PRESIDENT TRUMP AND SECRETARY DUFFY

- **Budgetary Commitment** – >$4B in OBBBA funding explicitly targets drone dominance and C-UAS as a national security priority.
- **Operational Coordination** – JIATF-401 aligns DoD, DHS, DOJ, FAA, and SLTT stakeholders under a unified counter-UAS framework.
- **Domestic Deployment Pull-Through** – $500 million DHS funding for C-UAS installations ahead of FIFA World Cup will spur infrastructure cycle
- **Regulatory Enablement** – FAA BVLOS rules unlock scaled commercial autonomy across logistics, inspection, and public safety.
- **Industrial Policy Tailwinds** – Buy American and NDAA compliance shift procurement toward domestic drone and subsystem suppliers.


UNLEASHING AMERICAN
DRONE DOMINANCE

10+ year investment cycle launched;
E.U. seeing similar urgency and policy tailwinds

Scalable Operating Platform

Building a unified, high-growth operating engine

Infrastructure for Operating Scale

- Integrate OAS Core, acquisitions, leadership, and talent into a unified operating platform
- Align global go-to-market execution across sales teams, partners, and customers
- Centralize manufacturing, supply chain, and distribution to support scalable production
- Invest in leadership, systems, and ecosystem partnerships to enable rapid integration and execution

Strategic & Financial Outcomes

- Increased operating leverage as multiple platforms scale on shared infrastructure
- Faster commercialization and monetization of acquired capabilities
- Improved unit economics and lower field support costs as installed base expands


GO-To-Market
Talent
Technology
Partners
Sales Teams
Customers
Partners
Technology
Advisory Board
Leadership Team
Manufacturing
Distribution
Technology
OPERATING PLATFORM
OAS CORE
ACQUIRED CAPABILITIES
NEW TALENT
ECOSYSTEM
INFRASTRUCTURE

ONDAS

High Quality Customer Base

Strong customer base with a presence in the U.S. and Israel, while operating across 30 countries.

Showcases exceptional resilience, world-class product quality, and a commitment for outstanding service.

U.S.M.C

U.S.A.F

IDF

PMO

Columbia

ARMY

UK

Indonesia

CARABINIERI

Italy



MADE IN THE USA
Military Standards (Maryland)

DTRA

Canada

IL Police

Singapore

France

ARMEE DE TERRE

Thailand

Italy

Norway

Established Global Footprint

Serving Tier-1 Defense, Public Safety, and Security agencies worldwide through a growing network of headquarters, customers, and strategic partners across 30+ countries



Customers

Dubai
Israel
USA
Germany
Singapore
Canada
U.K.
Netherlands
And More...

Partners

USA
Germany
Dubai
Australia
Ukraine
And More...

Offices

West Palm Beach, FL
Baltimore, MD
Petah Tikva, Israel
Dubai, UAE
Sunnyvale, CA
Tallin, Estonia
New York, NY


ONDAS PRESENTS

3 Core Areas of Focus Today

Counter UAS

Layered tools and infrastructure to detect, identify and mitigate threats from hostile drones

Air and Land ISR

Automated ISR and DFR platform, One Way Attack (OWA) system, land intelligence and demining systems

UGV/Ground Robots

“Bots before boots”: UGVs, Quadrupeds, Remote Weapons Systems

ONDAS

Counter UAS

$52 billion global opportunity – 2026 is year 1 in a multi-year infrastructure buildout


IRON
DRONE

IRON DRONE | sentrycs

TAM is based on Frost & Sullivan forecasts for C-UAS, UAS, and UGV markets. C-UAS values are adjusted +35% from 2026 onward to reflect accelerated threat-driven demand in the U.S. and Europe. UAS includes only core military Groups 1–3. UGV values are extended using a ~6.3% CAGR. FY2030 figures are estimated. All values represent global procurement revenue.



Counter UAS

DETECT. IDENTIFY. MITIGATE.

Major infrastructure buildout globally

- Integrated detect-to-defeat architecture covering detection, identification, decision, interception, and recovery
- Soft-kill + hard-kill combination, addressing both RF-controlled and autonomous drones
- Non-kinetic, low-collateral interception, enabling operations in sensitive and populated environments
- Autonomous interceptors with reusable payloads, reducing cost per engagement
- Unified command-and-control layer, coordinating sensors, effectors, and decision logic in real time

ONDAS

Counter UAS Market Opportunity

C-UAS market is poised for a significant, multi-year growth boom

Global C-UAS Market Size (USD Million)


10,585
27.2% CAGR
2,447
577
2018
2024
2030

Source: Grand View Research Anti-Drone Market Analysis and Segment Forecasts – July 2025.

Key C-UAS Market Data Points

- Rapidly growing global demand for C-UAS technology $10.5 B market by 2030
- Deep global opportunity set
  - Defense and HLS budgets targeting C-UAS
  - Regulations being advanced to support widespread deployment
  - Key agencies standardizing training on ONDS platforms
- Key activities being pursued by Ondas and Sentrycs
  - Various U.S. DoW programs
  - US DHS and FEMA focus on SLTT programs
  - NATO Armed Forces and E.U. HLS agencies
  - G2G supported activities and many others
- Ondas and Sentrycs will be well positioned across multiple geographies to support layered C-UAS requirements

Air and Land ISR

Unmanned platforms for automated ISR, strike and land intelligence







OPTIMUS SYSTEM

An end-to-end, fully automated unmanned aerial system designed to enable on-demand, 24/7 aerial operations in complex and contested environments

RIFT WASP

a combat-ready, cost-effective attritable UAS designed to deliver precision effects at scale in frontline environments

4M SMART DEMINING

Demining through aerial land intelligence, field experience, and precision technologies




ROBOX





Unmanned Ground Vehicles (UGV)

Bots Before Boots

$16 billion market(1) – includes ground autonomy, combat support, ISR and force protection

- Portfolio of built-for-purpose, battle proven small to medium sized UGVs
- Demand surging as UGVs extend force protection capabilities
- Proven deployment experience in complex urban and subterranean environments
- Integrated aerial + ground autonomy delivering faster ISR-to-action loops
- Recurring revenue potential through sustainment, upgrades, and software

(1) TAM is based on Frost & Sullivan forecasts for C-UAS, UAS, and UGV markets. UGV values are extended using a ~6.3% CAGR. FY2030 figures are estimated. All values represent global procurement revenue.

Acquisition Strategy

Consolidating a fragmented market

- We deliver scale to both the supply and demand side
- Massive TAMs in the $10s of billions
- Growth cycle has launched (S-curve)
  - Military demand driving early adoption
  - Technology maturity underestimated
  - Regulatory progress; government policy supportive
- Single product target company valuations are depressed
- Ondas can accelerate growth profile of targets through platform support and growth capital

We Seek:

- Companies in our core domains and target markets
- Market leaders and high-growth scalers with excellent management
- Can provide customer validated financial scale and operating synergies
- Critical customer, partner and government relationships, and fast-track access to major programs

We Stay Away From:

- Low TRL science projects without customer validation
- Technology or services without deployed customers or program participation
- Sustained operating losses without a credible, near-term path to profitability and operating leverage

Strategic Growth Program

Value creation through faster growth, operating scale and an accelerated path to profitability

- Unified "Systems of Systems" architecture fusing ISR, counter-UAS, robotics, and sensing into scalable, autonomous defense solutions
- Delivers mission advantage through interoperable, resilient systems that accelerate decision-making and operational agility
- Expands global markets and cements OAS as a next-generation defense leader built on autonomy, integration, and performance
- Drives accelerated growth through strategic acquisitions and advanced technologies that extend reach, amplify synergies, and boost profitability


Technology Platforms
C-UAS
Autonomous Platforms
ONDAS
AUTONOMOUS SYTEMS
Sensors & Payloads
COMMS
Command & Control

Accelerate evolution to Systems of Systems provider leveraging autonomy at the core

ONDAS

Target Categories

Category	Capability Focus	Key Technologies & Missions
Autonomous Platforms	Multi-Domain Robotics	UAV (Aerial), UGV (Ground), UMV (Maritime), And UUV (Underwater) Across All Sizes And Scales
	Mission Profiles	ISR, Combat Support, Logistics, Critical Infrastructure Protection
C-UAS	Soft Kill	EW Jamming, GPS Spoofing, Cyber Protocol Manipulation, Signal Countermeasures
	Hard Kill	Kinetic Interception, Physical Netting, Directed Energy (Lasers/HPM)
	Integrated Defense	Comprehensive Effector-based Neutralization Systems
Payloads	Effectors & Delivery	Kinetic (Missiles), Directed Energy, Electronic/Cyber (RF/Code-based)
	Loitering Munitions	Specialized Kinetic Systems For High-precision Hard Kill Missions
	Intelligence	AI/ML-driven Pattern-of-life Analytics (Meaningful Deviation), High-fidelity Data Processing
Comms	Secure Links	Proprietary Mesh/MANET And Radio-Independent Links (Fiber-optic/Laser)
	Signal Security	Anti-Jamming, Low Probability of Intercept (LPI), LP of Detection (LPD)
	Resilience	Maintaining C2 Integrity in Highly Contested/Denied Environments
C2	Autonomy	AI/ML-driven Swarm Technology, Autonomous Navigation Software, multi-platform orchestration, automated target recognition, dynamic path planning
	Edge-AI Processing	Onboard processing to reduce latency
Sensors	Advanced Imaging	Military-grade EO/IR, Hyperspectral, And High-Res Radar (SAR/MTI)
	Mapping & Detection	Lidar and Chemical/Biological/Radiological Detection
	Seekers & PNT	Day/Night Track-Against-Threat Seekers And GPS-Denied PNT Solutions
	Low-SWaP	Portable, Low Size, Weight, and Power Sensors for Edge ISR

ONDAS

2025 – Executed Acquisitions

Strengthens systems of systems capabilities

sentrycs	Added a best-in-class cyber-over-RF counter-UAS capability, enabling non-kinetic detection, identification, and takeover of hostile drones	Materially strengthened Ondas' CUAS offering and positioned OAS as a provider of layered, integrated airspace security solutions for borders, critical infrastructure, and sensitive sites
Roboteam	Expanded OAS into tactical ground robotics, adding combat-proven UGV platforms and the ROBOX integrated C2, ground and aerial robotics platform	Enables coordinated air–ground autonomous operations across EOD, force protection, logistics, and maneuver missions with ruggedized platforms
APEIRO MOTION	Secured advanced mobility, autonomy, and maneuver UGV technologies critical for operating in complex, contested environments	Adds a new class of low-cost, lightweight, purpose-built ground robots, complementing existing UGV platforms and enabling scalable, mission-tailored ground operations
SMART DEMINING	Added land intelligence and demining capabilities, including data-driven terrain analysis, threat detection, and mitigation planning	Expands OAS' ability to support humanitarian demining, border security, and post-conflict stabilization through analytics-driven decision support and risk reduction

Benefits for Targets

- Expanded market access
- Scaled operational platform
- Supply chain leverage
- Engineering resources
- Access to growth capital

Transformed OAS from single-domain aerial platforms into a multi-domain system-of-systems spanning air, ground, cyber-RF, and land intelligence

Ondas Capital

A strategic growth platform

Ondas Capital is a multi-year initiative to deploy $150 million to accelerate the transition of battle-tested unmanned and dual-use technologies from Ukraine and allied nations into trusted U.S. and European production

Mission

Scale proven unmanned, AI, and dual-use technologies at Technology Readiness Level 7 (TRL 7) or higher, enabling rapid production and deployment across the U.S. and Europe faster, cheaper, and at scale

Targeted Outcomes

Ondas Capital aims to create and scale new businesses that expand Ondas' total addressable markets, leveraging the Company's global operating platform to accelerate commercialization of defense and security platforms. By integrating investment, production, and market access capabilities, Ondas Capital seeks to generate strong financial returns while strengthening the allied industrial ecosystem and advancing Ondas' leadership across defense, security, and dual-use innovation

Global Footprint

Anchored in the U.S. with forward offices in key allied innovation and financial corridors, Boston, New York, Kyiv, Tallinn, London, and Frankfurt, Ondas Capital links technology origination, investment deployment, and production integration operationalizing defense and security systems across three continents.

This transatlantic network positions Ondas Capital at the center of the allied industrial ecosystem supporting Ukraine's defense and technology innovation.

ONDAS CAPITAL

Expanding Ecosystem

Ecosystem supports localized technical integration, distribution and sustainment in critical markets

MISTRAL INC.
HENSOLDT
HEIDELBERG
flex®

E2E BY CERAGON
DRS RADA TECHNOLOGIES
ANDURIL
DETROIT MANUFACTURING SYSTEMS

VOLATUS AEROSPACE
BSS
RAFAEL
Kitron

Klear
ECHODYNE
SENHIVE
AARONIA AG® WWW.AARONIA.DE

Nammo
Dedrone®
LOCKHEED MARTIN

ONDAS

Ramping Up **Manufacturing**

Scaling production capacity and delivering fully NDAA-compliant, Made-in America drone systems

Coming soon...

HEIDELBERG


DMS
DETROIT



OPTIMUS | IRON DRONE
AMERICAN ROBOTICS


KITRON





WASP
AMERICAN ROBOTICS


ONDAS

FIBER OPTIC SPOOLS
AMERICAN ROBOTICS


MISTRAL



MTGR | UGVS
ROBOTEAM


TAMUZ
TAMUZ
FTK Solutions





OPTIMUS | IRON DRONE
AIROBOTICS


FLEXTRONICS
flex

SENTRYCS

ONDAS

Revenue Outlook

Capital to support operational scale and drive platform adoption

Revenue Guidance: $170 – 180 million for 2026[1]

- Represents 260% growth relative to expected 2025 revenue
  - Management estimates ~75% pro forma organic growth[1] assuming a full 12 months of revenue from acquired companies in 2025
- Expect defense and HLS customers to drive order and revenue growth outlook for next 12 – 18 months
- Bookings expected to reach at least $300 million
- Outlook for 2026 reflects conservative assumptions given:
  - Target markets entering significant growth curves
  - Large new multi-year programs being pursued
  - Partner and G2G marketing programs likely to deliver
- Expect material revenue upside through accretive strategic acquisition program

2026 Revenue Mix


CUAS
Aerial / Land ISR
UGV
Other

(1) Management estimates

ONDAS

Financial Model

Drive improving unit economics, drive operating leverage with growth and scale

Target gross margins = 50%

- Seek to drive gross margins higher over time with scale/ mix maturity
- Volume and DFM to support pricing/ margin objectives

Focus on maximizing operating capital efficiently

- Engage capable partners to open markets, capture programs
- Contract manufacturing support accelerated production efficiency

Production / Supply Chain Scalability

- Production plans support revenue targets for 2026
- Manufacturing plans include:
    - Tamus F.T.K
    - Flextronics
    - Detroit Manufacturing Systems
    - Kitron
    - Internal OAS facilities (US and Israel)
- Plan to add supply chain partners during 2026 (e.g., Heidelberg)

ONDAS

Path to Profitability

Operating leverage benefits from operating platform investments and rapid revenue growth

EBITDA + Target Date


30% EBITDA Margin
Long Term Target
Q3 2026
Technology | Service Delivery
PRODUCT COMPANIES
Q3 2027
Operating Platform Investment
OAS
Q1 2028
Public Company | Admin | Networks | Ondas Capital
ONDAS INC.

Financial Outcomes

Successful execution of our Core + Strategic growth plan creates a high growth, highly profitable global company supported by a broad portfolio of integrated aerial and ground defense, security and intelligence platforms and services

Updated Outlook 2026[1]

	REVENUE	EBITDA	BUSINESS
2026	~~$100 million (run rate)~~ **$170 - $180 million**	Positive Q3 2026 at Product Company Layer	Global Operational Flywheel Engaged
2030	~~$300+ million~~ **$1.5 billion +**	30% EBITDA Margin	**High Growth, Scaled Market Leader**

(1) Outlook updated as of January 16, 2026

PATH TO $15+ BILLION MARKET CAP

ONDAS

Investment Cycle Launched

Market organization is a once in a generation event

- Market dynamics require that strong, scaled operators emerge to support the adoption of unmanned autonomous
- TAMS are large and will grow nicely
- Today's equity capitalization in the sector is low due to low current TAM penetration and subscale vendor base
- Over the next ten years, we expect:
  - Significant TAM penetration
  - Huge market capitalization increase as high ROIC, technology enabled markets grow
  - Massive consolidation to result in much fewer scaled players
  - Market capitalization to accrue to the leaders
- We expect the investment cycle within unmanned autonomy sector to **create some very large and valuable companies**

[Illustrative, not drawn to scale]


2025
2035
TAM
Sector MKT CAP
# of Companies
Market Cap / Company

Market leaders are being identified NOW! (Survival of the Fittest)

ONDAS


DRONES
END OF TRAIN
BASE STATIONS
INTRA TRAIN COMMUNICATION
HEAD OF TRAIN
WAYSIDE SIGNALING
ONDAS NETWORKS

Ondas Networks – Upside Optionality

Software-defined connectivity platform offers latent value for Ondas' investors

- Pending private network upgrade cycle with the Class I Railroads supporting new automation and intelligence applications
- Ondas Networks' 802.16 has set the standard for next generation rail networking communications equipment
- AAR is adopting this technology today, and in technology roadmaps
- Rail sector operating on multi-decade old legacy narrowband networks
- Network upgrade cycle is overdue –efficiency & safety requirements drive need for network capacity and flexibility
- The upgrade cycle opportunity represents a multi-hundred million revenue opportunity for Ondas

THANK YOU

ir@ondas.com